                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


            In connection with the Quarterly Report on Form 10-Q for the period ending September 30, 2003 of Comfort Systems USA, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William F. Murdy, Chairman of the Board and Chief Executive Officer of the Company, certify that, to my knowledge, (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                 /s/ William F. Murdy
                                                 -------------------------------
                                                 William F. Murdy
                                                 Chairman of the Board and
                                                 Chief Executive Officer
                                                 (Principal Executive Officer)


November 12, 2003